UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	June 30, 2011

Highlights

• U.S. stocks produced solid gains in the first half of 2011, although strong returns through April were trimmed by weakness in the last two months of the period. Much of the weakness was erased by a surge in the last week of the quarter.

• So far in 2011, the equity markets and the general economy have followed a similar pattern to that of 2010, with a strong start to the year followed by weaker economic data and a sharp stock market pullback.

• Stock selection within the energy and consumer discretionary sectors, along with an underweight in consumer staples, restrained the fund’s relative performance.

• We believe the economy and stock returns will end the year on a favorable note. Monetary policy is likely to remain accommodative through the foreseeable future, the yield curve is steep, credit spreads remain narrow, profits and cash flows are growing, balance sheets are flush, and stock valuations appear reasonable.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

U.S. stocks produced solid gains in the first half of 2011, although strong returns through April were trimmed by weakness in the last two months of the period. As the year began, equities advanced as the economy seemed to be strengthening and the Federal Reserve was buying $600 billion in Treasury securities to promote economic growth. Healthy corporate earnings and some merger activity underpinned much of the rally. Share prices reached new cycle highs by the end of April, overcoming headwinds such as political and social turmoil in various Middle Eastern and North African countries, a spike in oil prices, and a catastrophic earthquake and tsunami in Japan. Weakness in May and June erased all of the earlier gains before a late-June surge brought the markets back.

The Institutional Large-Cap Growth Fund returned 5.13% during the past six months, compared with 6.83% for the benchmark Russell 1000 Growth Index. The results for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds, are also shown in the performance table. Stock selection within the energy and consumer discretionary sectors, along with an underweight in consumer staples, restrained the fund’s relative performance.

Market Environment

So far in 2011, the equity markets and the general economy have followed a similar pattern to that of 2010, with a strong start to the year followed by weaker economic data and a sharp stock market pullback. There were plenty of concerns to go around during the past six months: the earthquake and nuclear crisis in Japan; the Chinese government’s efforts to slow its economy and cool inflation; the sustainability of the international bailout for Greece, which threatened to spread to other problem nations; a spike in oil prices; ongoing weakness in the U.S. labor and housing markets; the wind-down of QE2 and its potential impact on the economy; and political wrangling over the U.S. budget deficit and attempts to raise the national borrowing limit.

Many of these concerns are not new. In last year’s mid-year report, we cited similar worries about Chinese tightening, Greek debt, and the weak jobs and housing data. We take each of them seriously but don’t believe they will derail the global economic recovery. The following quote from our letter a year ago could easily have been crafted with today’s headlines in mind: “Despite these factors, we do not believe the economy is heading back into a recession. We acknowledge that the economy has likely seen the greatest benefits from fiscal stimulus, and several long-term headwinds remain. However, sharp increases in productivity as a result of cost-cutting appear to be coming to an end, setting the stage for an eventual improvement in job gains and household spending. Monetary policy is doubly accommodative, and the yield curve is steep. Double-dip recessions are rare, and most recessions stem from excesses in segments of the economy such as housing or inventories. We suspect the current recovery has been neither long enough nor robust enough to create any excess.”

Admittedly, the domestic economy has made only grudging progress over the last year as consumers and governments address their debts and obligations. Sooner or later, we will break free of this frustrating pattern and move into the next stage of the economic cycle. We suspect the change—a change for the better with more sustainable growth—will begin to occur before the year is out.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash-flow growth, drives your portfolio’s long-term results. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we look for opportunities to establish or increase positions at prices we believe will generate compelling returns.

Sustainable growth is often enabled by change. We strive to identify truly innovative companies that can capture large profits by effecting change. In our last report, we highlighted how Amazon.com and Apple were benefiting from the convergence of telecommunications and computing, while companies like Borders and Blockbuster fade away. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our search for companies that are positioned to benefit from entirely new products and markets has led us to invest a total of 1% of the portfolio in three late-stage private companies: Facebook, Groupon, and Zynga. Over the last few years, certain companies have chosen to stay private even as they build multibillion-dollar businesses. Some executives believe they have more flexibility to build scale, respond to changing market dynamics, and evade competitors by remaining private. Eventually, these companies are expected to do an initial public offering in order to provide liquidity to employees and investors and to establish a currency to make acquisitions. While we acknowledge the clear risks to investing in private companies, we believe the potential reward is more than commensurate with the risk in each case.

Investment Review

The two holdings that hurt our relative performance most during the past six months were Google and Juniper Networks, although within the technology sector these positions were positively offset to some extent by Qualcomm and Baidu. The technology sector historically has been a source of strength and a major contributor to the fund’s long-term performance, and we continue to have confidence in both of these companies.

While Google’s recent financial results have been strong, the market has fixated on a handful of concerns regarding the company. Google is now effectively out of the large and growing Chinese search market, removing one potential driver of growth; it is facing increasing regulatory pressure; and most challenging of all, the company’s long-term prospects may be threatened by a change in the way people access information on the Internet—more through social websites such as Facebook and Twitter and through apps on mobile devices, rather than through a search engine on a PC. The market is also frustrated by margin pressure stemming from continued rapid hiring, an across-the-board pay increase, and rising capital expenditures.

We acknowledge these issues but are confident that there is ample opportunity for both Google and the social sites to be successful as more advertising dollars shift to online media. Beyond paid search, Google is well positioned to benefit from growth in the display advertising market and from advertising to mobile users and consumers of online video. Finally, we expect margins to stabilize in coming quarters.

Market fears have surfaced that Juniper Networks’ results could be negatively impacted by a pending product transition. This may be true in the short term. We believe, however, that success in new markets for data center and wireless network gear will ultimately quell those fears.

Qualcomm is benefiting on both the chip and royalty sides of the business from the smartphone boom, particularly the success of Android-based phones, while Baidu has benefited from Google’s challenges to establish itself as the leading search engine in China.

Within our consumer discretionary holdings, high fuel costs and the impact of the so-called “Arab Spring” have hurt Carnival and Marriott. Carnival, in particular, has been forced to change some of its itineraries. Marriott suffered from weak first-quarter earnings relative to the overall lodging industry. We do expect these stocks to bounce back; Marriott should benefit from some clarity surrounding the pending spin-off of its time share business later this year.

Among our energy holdings, we favored services and exploration and production companies such as Schlumberger and Peabody Energy, which did not perform as well as the major integrated oil companies in the first half of the year. Peabody was particularly hurt as flooding in Australia affected production volumes early in the year.

On a positive note, the fund’s major contributors to relative results were Amazon.com and MasterCard. Amazon continued to do well despite investing heavily to support growth. The company’s Kindle and Web-based services are enjoying early success, while MasterCard shares rose at the end of the quarter following a favorable ruling concerning debit interchange fees.

We increased the fund’s exposure to commercial aerospace during the first half with new positions in Boeing and United Technologies. We believe Boeing’s cash flow will benefit from initial shipments of the 787 Dreamliner, a ramp-down of development capital expenditures, and increased production of the profitable 737 and 777 models. United Technologies’ geared turbo fan technology stands to reestablish UTX as a major player in the jet engine market for narrow-body commercial planes.

Outlook

Many of the issues that caused turmoil in the second quarter—horrific weather in some areas, supply disruptions from Japan’s earthquake, the Greek debt crisis—were transitory, in our view. We believe the economy will improve in the third quarter. Gasoline prices have eased at the margin. Anxiety over the end of QE2 already seems to have passed. We expect auto production to ramp up as the supply chain loosens up, and a real commitment to addressing our budget deficit should reduce uncertainty.

The remaining risks are familiar enough. The private sector must create enough jobs to drive unemployment down even as governments cut back on public employment in response to budgetary constraints. Our policy options are constrained, given burgeoning deficits, heavy debt burdens, and very low interest rates.

That noted, we believe the economy and stocks will end the year on a solid note. Monetary policy is likely to remain accommodative through the foreseeable future, the yield curve is steep, credit spreads are narrow (although they have widened slightly), profits and cash flows are growing, balance sheets are flush, and stock valuations are reasonable—particularly when compared with bonds.

We strive to identify top-quality companies that can prosper during the next phase of the economic cycle. Firms that exited the global recession with even more dominant market positions have the opportunity to expand on their strength. We anticipate volatility in the months ahead, but we have confidence in the ability of our holdings to reward our investors as the economy continues on the path to recovery.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Joseph B. Fath
Associate portfolio manager

July 18, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with the associate portfolio manager and other committee members in developing and executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Earnings growth rate (current fiscal year): Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for a company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for a company’s future earnings. The higher the P/E, the more investors are paying for a company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for a company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡

T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2011 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/11	Value 12/31/10
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	$ 22^	$ 114,728	$ 89,155
Totals			$ 22	$ 114,728	$ 89,155

¤ Purchase and sale information not shown for cash management funds.

^Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$114,728
Dividend income	22
Interest income	–
Investment income	$ 22
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,394,214)	$ 3,032,430
Receivable for shares sold	36,644
Receivable for investment securities sold	36,226
Dividends receivable	931
Other assets	24
Total assets	3,106,255
Liabilities	
Obligation to return securities lending collateral	76,352
Payable for investment securities purchased	69,642
Payable for shares redeemed	2,491
Investment management fees payable	1,253
Due to affiliates	8
Other liabilities	36
Total liabilities	149,782
NET ASSETS	**$ 2,956,473**
Net Assets Consist of:	
Undistributed net investment income	$ 2,517
Accumulated undistributed net realized loss	(214,084)
Net unrealized gain	638,216
Paid-in capital applicable to 171,680,714 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	2,529,824
NET ASSETS	**$ 2,956,473**
NET ASSET VALUE PER SHARE	**$ 17.22**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Dividend	$	10,191
Securities lending		31
Total income		10,222
Expenses		
Investment management		7,495
Shareholder servicing		1
Prospectus and shareholder reports		27
Custody and accounting		95
Registration		50
Legal and audit		22
Directors		7
Miscellaneous		8
Total expenses		7,705
Net investment income		2,517
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		91,996
Foreign currency transactions		(8)
Net realized gain		91,988
Change in net unrealized gain on securities		38,552
Net realized and unrealized gain		130,540
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**133,057**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,517	$ 4,213
Net realized gain	91,988	80,869
Change in net unrealized gain	38,552	263,113
Increase in net assets from operations	133,057	348,195
Distributions to shareholders		
Net investment income	–	(5,851)
Capital share transactions*		
Shares sold	511,574	990,553
Distributions reinvested	–	4,414
Shares redeemed	(247,922)	(457,185)
Increase in net assets from capital share transactions	263,652	537,782
Net Assets		
Increase during period	396,709	880,126
Beginning of period	2,559,764	1,679,638
End of period	**$ 2,956,473**	**$ 2,559,764**
Undistributed net investment income	2,517	–
*Share information		
Shares sold	29,881	68,613
Distributions reinvested	–	272
Shares redeemed	(14,468)	(31,555)
Increase in shares outstanding	15,413	37,330

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2011 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $27,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $6,115,000 for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $74,718,000 and cash collateral investments totaled $76,352,000.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $7,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,073,686,000 and $808,720,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $261,813,000 of unused capital loss carryforwards, which expire: $72,653,000 in fiscal 2016 and $189,160,000 in fiscal 2017.

At June 30, 2011, the cost of investments for federal income tax purposes was $2,394,214,000. Net unrealized gain aggregated $638,216,000 at period-end, of which $657,536,000 related to appreciated investments and $19,320,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund was also subject to a contractual expense limitation through April 30, 2011. During the limitation period, Price Associates was required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 58%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At June 30, 2011, there were no amounts subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $46,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. Under the Contract, the fund pays a fee to the Advisor based on the fund’s average daily net assets. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011